CIT GROUP INC. -                                                    Exhibit 21.1
Subsidiaries as of December 31, 2004

--------------------------------------------------------------------------------
                                                   Jurisdiction of    Ownership
                                                    Incorporation     Percentage
                                                   ---------------    ----------
--------------------------------------------------------------------------------
1020675 Ontario Inc.                                Canada-Ontario      100.0%
--------------------------------------------------------------------------------
1143986 Ontario Limited                             Canada-Ontario      100.0%
--------------------------------------------------------------------------------
1145820 Ontario Limited                             Canada-Ontario      100.0%
--------------------------------------------------------------------------------
1243029 Ontario Inc.                                Canada-Ontario      100.0%
--------------------------------------------------------------------------------
1244771 Ontario Limited                             Canada-Ontario      100.0%
--------------------------------------------------------------------------------
1309673Ontario Limited                              Canada-Ontario      100.0%
--------------------------------------------------------------------------------
1641964 Ontario Limited                             Canada-Ontario      100.0%
--------------------------------------------------------------------------------
2705 Parkhill Drive Limited Partnership             Canada-Ontario      100.0%
--------------------------------------------------------------------------------
3026192 Nova Scotia Company                       Canada-Nova Scotia    100.0%
--------------------------------------------------------------------------------
3918041 Canada Inc.                                     Canada          100.0%
--------------------------------------------------------------------------------
544211 Alberta Ltd.                                 Canada-Alberta      100.0%
--------------------------------------------------------------------------------
555565 Alberta Ltd.                                 Canada-Alberta      100.0%
--------------------------------------------------------------------------------
555566 Alberta Ltd.                                 Canada-Alberta      100.0%
--------------------------------------------------------------------------------
991102 Alberta Ltd.                                 Canada-Alberta      100.0%
--------------------------------------------------------------------------------
991122 Alberta Ltd.                                 Canada-Alberta      100.0%
--------------------------------------------------------------------------------
Adams Capital Limited                                  Barbados          66.8%
--------------------------------------------------------------------------------
Agilent Financial Services Limited                       U.K.           100.0%
--------------------------------------------------------------------------------
Agilent Financial Services Ltd.                     Canada-Ontario      100.0%
--------------------------------------------------------------------------------
Agilent Financial Services, Inc.                       U.S.-DE          100.0%
--------------------------------------------------------------------------------
AlphaGen Power LLC                                     U.S.-DE          100.0%
--------------------------------------------------------------------------------
Arrendadora Capita Corporation, S.A. de C.V             Mexico          100.0%
--------------------------------------------------------------------------------
Asset Finance (Bermuda) Limited                        Bermuda          100.0%
--------------------------------------------------------------------------------
AT&T Automotive Services, Inc.                         U.S.-DE          100.0%
--------------------------------------------------------------------------------
ATMOR Properties Inc.                                  U.S.-DE          100.0%
--------------------------------------------------------------------------------
Baffin Shipping Co., Inc.                              U.S.-DE          100.0%
--------------------------------------------------------------------------------
Barrow Capital Limited                                 Barbados         100.0%
--------------------------------------------------------------------------------
Bliss Clearing Niagra, Inc.                            U.S.-DE          100.0%
--------------------------------------------------------------------------------
Boat Dealers Acceptance Company, L.L.C                 U.S.-DE          100.0%
--------------------------------------------------------------------------------
Broad River OL-1 LLC                                   U.S.-DE          100.0%
--------------------------------------------------------------------------------
Broad River OL-2 LLC                                   U.S.-DE          100.0%
--------------------------------------------------------------------------------
Broad River OL-3 LLC                                   U.S.-DE          100.0%
--------------------------------------------------------------------------------
Broad River OL-4 LLC                                   U.S.-DE          100.0%
--------------------------------------------------------------------------------
Bunga Bebaru, Ltd.                                     Bermuda          100.0%
--------------------------------------------------------------------------------
Business Technology Finance Limited                      U.K.           100.0%
--------------------------------------------------------------------------------
C.I.T. Foreign Sales Corporation One, Ltd.             Barbados         100.0%
--------------------------------------------------------------------------------
C.I.T. Leasing Corporation                             U.S.-DE          100.0%
--------------------------------------------------------------------------------
C.I.T. Realty Corporation                              U.S.-DE          100.0%
--------------------------------------------------------------------------------
Canadian Income Partners I LP                       Canada-Alberta      100.0%
--------------------------------------------------------------------------------
Canadian Income Partners II LP                      Canada-Alberta      100.0%
--------------------------------------------------------------------------------
Canadian Income Partners III LP                     Canada-Alberta      100.0%
--------------------------------------------------------------------------------
Capita Colombia Holdings Corp.                         U.S.-DE          100.0%
--------------------------------------------------------------------------------
Capita Corporation                                     U.S.-DE          100.0%
--------------------------------------------------------------------------------
Capita International L.L.C                             U.S.-DE          100.0%
--------------------------------------------------------------------------------
Capita Premium Corporation                             U.S.-DE          100.0%
--------------------------------------------------------------------------------
Capita Servicios S.A. de C.V                            Mexico          100.0%
--------------------------------------------------------------------------------
Capital Partners Fund I                             Canada-Ontario      100.0%
--------------------------------------------------------------------------------
Capital Syndication Corporation                        U.S.-DE          100.0%
--------------------------------------------------------------------------------
CCG Ireland                                            Ireland          100.0%
--------------------------------------------------------------------------------
CCG Trust Corporation                                  Barbados          63.5%
--------------------------------------------------------------------------------
CFHE Funding Company LLC                               U.S.-DE          100.0%
--------------------------------------------------------------------------------
Chessman S.a.r.l                                      Luxembourg        100.0%
--------------------------------------------------------------------------------
CICL Caribbean International Capital Limited           Barbados         100.0%
--------------------------------------------------------------------------------
CIEL Caribbean International Equipment Ltd.            Barbados         100.0%
--------------------------------------------------------------------------------

                          CIT Group Inc. Subsidiaries
                                  Page 1 of 7

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                                                   Jurisdiction of    Ownership
                                                    Incorporation     Percentage
                                                   ---------------    ----------
--------------------------------------------------------------------------------
CIT (France) S.A                                        France          100.0%
--------------------------------------------------------------------------------
CIT (France) SAS                                        France          100.0%
--------------------------------------------------------------------------------
CIT Aerospace (Australia) Pty Ltd.                    Australia         100.0%
--------------------------------------------------------------------------------
CIT Asset Finance (UK) Limited                           U.K.           100.0%
--------------------------------------------------------------------------------
CIT Bank                                               U.S.-UT          100.0%
--------------------------------------------------------------------------------
CIT Bank Limited                                         U.K            100.0%
--------------------------------------------------------------------------------
CIT Brasil Arrendamento Mercantil S.A                   Brazil          100.0%
--------------------------------------------------------------------------------
CIT Brisk Winds Aircraft Leasing, Limited              Ireland          100.0%
--------------------------------------------------------------------------------
CIT Bus Corporation                                    U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT Business Credit Canada Inc.                         Canada           50.0%
--------------------------------------------------------------------------------
CIT Capita Colombia S.A                                Colombia         100.0%
--------------------------------------------------------------------------------
CIT Capital Aviation (UK) Limited                        U.K.           100.0%
--------------------------------------------------------------------------------
CIT Capital Finance (UK) Limited                         U.K.           100.0%
--------------------------------------------------------------------------------
CIT Capital Securities LLC                             U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT Cayman Blue Lagoon Leasing, Ltd.                Cayman Island       100.0%
--------------------------------------------------------------------------------
CIT Cayman Coconut Palm Leasing, Ltd.               Cayman Island       100.0%
--------------------------------------------------------------------------------
CIT Cayman Sandy Keys Leasing, Ltd.                 Cayman Island       100.0%
--------------------------------------------------------------------------------
CIT China 1, Inc.                                      U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT China 10, Inc.                                     U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT China 11, Inc.                                     U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT China 12, Inc.                                     U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT China 13, Inc.                                     U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT China 2, Inc.                                      U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT China 3, Inc.                                      U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT China 4, Inc.                                      U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT China 5, Inc.                                      U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT China 6, Inc.                                      U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT China 7, Inc.                                      U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT China 8, Inc.                                      U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT China 9, Inc.                                      U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT Commercial (UK) Limited                              U.K.           100.0%
--------------------------------------------------------------------------------
CIT Commercial Services-Pan Pacific, Ltd.              U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT Communications Finance Corporation                 U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT Credit Group USA Inc.                              U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT Credit Pty Limited                                Australia         100.0%
--------------------------------------------------------------------------------
CIT DCC Inc.                                           U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT Destin White Sands Aircraft Leasing, Inc.          U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT DFS Inc.                                           U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT ELG Corporation                                    U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT Emerald Isle Leasing, Limited                      Ireland          100.0%
--------------------------------------------------------------------------------
CIT Exchangeco Inc.                               Canada-Nova Scotia    100.0%
--------------------------------------------------------------------------------
CIT Finance No. 1 (Ireland) Limited                    Ireland          100.0%
--------------------------------------------------------------------------------
CIT Finance No. 2 (Ireland) Limited                    Ireland          100.0%
--------------------------------------------------------------------------------
CIT Financial (Hong Kong) Limited                     Hong Kong         100.0%
--------------------------------------------------------------------------------
CIT Financial (Korea) Ltd.                              Korea           100.0%
--------------------------------------------------------------------------------
CIT Financial Ltd.                                  Canada-Ontario      100.0%
--------------------------------------------------------------------------------
CIT Financial Ltd. of Puerto Rico                      U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT Financial USA Inc.                                 U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT FSC Eight, Ltd.                                    Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Eighteen, Ltd.                                 Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Eleven, Ltd.                                   Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Fifteen, Ltd.                                  Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Five, Ltd.                                     Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Four, Ltd.                                     Bermuda          100.0%
--------------------------------------------------------------------------------

                          CIT Group Inc. Subsidiaries
                                   Page 2 of 7

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                                                   Jurisdiction of    Ownership
                                                    Incorporation     Percentage
                                                   ---------------    ----------
--------------------------------------------------------------------------------
CIT FSC Fourteen, Ltd.                                 Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Nine, Ltd.                                     Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Nineteen, Ltd.                                 Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Seven, Ltd.                                    Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Six, Ltd.                                      Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Sixteen, Ltd.                                  Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Ten, Ltd.                                      Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Thirty, Ltd.                                   Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Three, Ltd.                                    Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Twelve, Ltd.                                   Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Twenty, Ltd.                                   Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Twenty-Eight, Ltd.                             Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Twenty-Five, Ltd.                              Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Twenty-Four, Ltd.                              Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Twenty-Nine, Ltd.                              Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Twenty-One, Ltd.                               Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Twenty-Seven, Ltd.                             Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Twenty-Six, Ltd.                               Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Twenty-Three, Ltd.                             Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Twenty-Two, Ltd.                               Bermuda          100.0%
--------------------------------------------------------------------------------
CIT FSC Two, Ltd.                                      Bermuda          100.0%
--------------------------------------------------------------------------------
CIT Funding Pty Limited                               Australia         100.0%
--------------------------------------------------------------------------------
CIT Global Vendor Services S.A                         Colombia         100.0%
--------------------------------------------------------------------------------
CIT Group (Australia) Limited                         Australia         100.0%
--------------------------------------------------------------------------------
CIT Group (Austria) GmbH                               Austria          100.0%
--------------------------------------------------------------------------------
CIT Group (Belgium) NV                                 Belgium          100.0%
--------------------------------------------------------------------------------
CIT Group (Germany) A.G. & Co. OHG                     Germany          100.0%
--------------------------------------------------------------------------------
CIT Group (Germany) GmbH                               Germany          100.0%
--------------------------------------------------------------------------------
CIT Group (Hungary) Financial
  Servicing Limited Liability Company                  Hungary          100.0%
--------------------------------------------------------------------------------
CIT Group (Nederland) B.V                            Netherlands        100.0%
--------------------------------------------------------------------------------
CIT Group (New Zealand) Limited                      New Zealand        100.0%
--------------------------------------------------------------------------------
CIT Group (NFL) Limited                                  U.K.           100.0%
--------------------------------------------------------------------------------
CIT Group (NJ) LLC                                     U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT Group (Nordic) AB                                   Sweden          100.0%
--------------------------------------------------------------------------------
CIT Group (Singapore) Pte Ltd.                        Singapore         100.0%
--------------------------------------------------------------------------------
CIT Group (Switzerland) AG                           Switzerland        100.0%
--------------------------------------------------------------------------------
CIT Group (Taiwan) Limited                              Taiwan          100.0%
--------------------------------------------------------------------------------
CIT Group (UK) Funding Public Limited Company            U.K.           100.0%
--------------------------------------------------------------------------------
CIT Group (UK) Limited                                   U.K.           100.0%
--------------------------------------------------------------------------------
CIT Group (UK) Property Limited                          U.K.           100.0%
--------------------------------------------------------------------------------
CIT Group (UK) Services Limited                          U.K.           100.0%
--------------------------------------------------------------------------------
CIT Group (UK) Vendor Services Limited                   U.K.           100.0%
--------------------------------------------------------------------------------
CIT Group Beteiligungs (Germany) AG                    Germany          100.0%
--------------------------------------------------------------------------------
CIT Group Capital Finance (Singapore) Pte Ltd.        Singapore         100.0%
--------------------------------------------------------------------------------
CIT Group Finance (France) SNC                          France          100.0%
--------------------------------------------------------------------------------
CIT Group Finance (Ireland)                            Ireland          100.0%
--------------------------------------------------------------------------------
CIT Group Financial (Ireland) Limited                  Ireland          100.0%
--------------------------------------------------------------------------------
CIT Group Funding Company of Canada               Canada-Nova Scotia    100.0%
--------------------------------------------------------------------------------
CIT Group Holding (Germany) GmbH                       Germany          100.0%
--------------------------------------------------------------------------------
CIT Group Holdings (France) S.A                         France          100.0%
--------------------------------------------------------------------------------
CIT Group Holdings (UK) Limited                          U.K.           100.0%
--------------------------------------------------------------------------------
CIT Group Holdings BV                                Netherlands        100.0%
--------------------------------------------------------------------------------
CIT Group Italy S.p.A                                   Italy           100.0%
--------------------------------------------------------------------------------

                          CIT Group Inc. Subsidiaries
                                   Page 3 of 7

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                                                   Jurisdiction of    Ownership
                                                    Incorporation     Percentage
                                                   ---------------    ----------
--------------------------------------------------------------------------------
CIT Group Location (France) SAS                         France          100.0%
--------------------------------------------------------------------------------
CIT Group Securities (Canada) Inc.                  Canada-Ontario       63.5%
--------------------------------------------------------------------------------
CIT Group SF Holding Co., Inc.                         U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT Holdings (Barbados) SRL                            Barbados         100.0%
--------------------------------------------------------------------------------
CIT Holdings (Ireland) Limited                         Ireland          100.0%
--------------------------------------------------------------------------------
CIT Holdings (No. 2) Ireland                           Ireland          100.0%
--------------------------------------------------------------------------------
CIT Holdings B.V                                     Netherlands        100.0%
--------------------------------------------------------------------------------
CIT Holdings, LLC                                      U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT Ireland Leasing Limited                            Ireland          100.0%
--------------------------------------------------------------------------------
CIT Italy S.p.A                                         Italy           100.0%
--------------------------------------------------------------------------------
CIT Leasing (Bermuda) Ltd.                             Bermuda          100.0%
--------------------------------------------------------------------------------
CIT Leasing (Germany) GmbH                             Germany          100.0%
--------------------------------------------------------------------------------
CIT Leasing Chile Ltda                                  Chile           100.0%
--------------------------------------------------------------------------------
CIT Lending Services Corporation                       U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT Lending Services Corporation (Illinois)            U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT Lodi LLC                                           U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT Luxembourg Cobblestone Leasing S.a.r.l            Luxembourg        100.0%
--------------------------------------------------------------------------------
CIT Malaysia One, Inc.                                 Malaysia         100.0%
--------------------------------------------------------------------------------
CIT Malaysia Two, Inc.                                 Malaysia         100.0%
--------------------------------------------------------------------------------
CIT Millbury Inc.                                      U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT Peakers LLC                                        U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT Project Finance Manager, L.L.C                     U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT Small Business Lending Corporation                 U.S.-DE          100.0%
--------------------------------------------------------------------------------
CIT Technologies Corporation                           U.S.-MI          100.0%
--------------------------------------------------------------------------------
CIT Technology Financing Services, Inc.                U.S.-MA          100.0%
--------------------------------------------------------------------------------
CIT Vendor Capital (France) SA                          France          100.0%
--------------------------------------------------------------------------------
CIT Vendor Finance (UK) Limited                          U.K.           100.0%
--------------------------------------------------------------------------------
CMG Capital Limited                                    Barbados         100.0%
--------------------------------------------------------------------------------
CMS Funding Company LLC                                U.S.-DE          100.0%
--------------------------------------------------------------------------------
Computer Associates Financial Services Pty Ltd.       Australia         100.0%
--------------------------------------------------------------------------------
Crystech, LLC                                          U.S.-DE           50.0%
--------------------------------------------------------------------------------
Cummins Capital Limited                                Barbados          63.5%
--------------------------------------------------------------------------------
Danka Equipment Rentals Limited                          U.K.           100.0%
--------------------------------------------------------------------------------
Dell Credit Company, L.L.C                             U.S.-DE           50.0%
--------------------------------------------------------------------------------
Dell Financial Services (Australia) Pty Ltd.          Australia         100.0%
--------------------------------------------------------------------------------
Dell Financial Services (New Zealand) Pty Ltd.       New Zealand        100.0%
--------------------------------------------------------------------------------
Dell Financial Services Canada Limited              Canada-Ontario      100.0%
--------------------------------------------------------------------------------
Durham Capital Limited                                 Barbados          63.5%
--------------------------------------------------------------------------------
Equipment Acceptance Corporation                       U.S.-DE          100.0%
--------------------------------------------------------------------------------
Equipment Dealers Credit Company LLC                   U.S.-DE          100.0%
--------------------------------------------------------------------------------
Equipment Protection Insurance Center, Inc.            U.S.-DE          100.0%
--------------------------------------------------------------------------------
Equipment Protection Services (Europe) Limited         Ireland          100.0%
--------------------------------------------------------------------------------
ERF Finance Limited                                      U.K.           100.0%
--------------------------------------------------------------------------------
ERF Leasing Limited                                      U.K.           100.0%
--------------------------------------------------------------------------------
Erie Capital Limited                                   Barbados          63.5%
--------------------------------------------------------------------------------
FH Transaction Corp.                                   U.S.-DE           72.3%
--------------------------------------------------------------------------------
Flex Asset Management Corporation                      U.S.-DE          100.0%
--------------------------------------------------------------------------------
Flex Holdings, LLC                                     U.S.-DE           72.3%
--------------------------------------------------------------------------------
Flex Leasing Corporation                               U.S.-DE          100.0%
--------------------------------------------------------------------------------
Flex Leasing I, LLC                                    U.S.-DE           72.3%
--------------------------------------------------------------------------------
Flex Leasing II, LLC                                   U.S.-DE          100.0%
--------------------------------------------------------------------------------
Flex Mexico Corp.                                      U.S.-DE          100.0%
--------------------------------------------------------------------------------
Franchise Portfolio 1, Inc.                            U.S.-DE          100.0%
--------------------------------------------------------------------------------
Franchise Portfolio 2, Inc.                            U.S.-DE          100.0%
--------------------------------------------------------------------------------

                          CIT Group Inc. Subsidiaries
                                   Page 4 of 7

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                                                   Jurisdiction of    Ownership
                                                    Incorporation     Percentage
                                                   ---------------    ----------
--------------------------------------------------------------------------------
Frontenac Capital Limited                              Barbados          63.5%
--------------------------------------------------------------------------------
Gardner Merchant Rentals Limited                         U.K.           100.0%
--------------------------------------------------------------------------------
GATX Asset Residual Management Canada Limited           Canada           50.0%
--------------------------------------------------------------------------------
GFSC Aircraft Acquisition Financing Corporation        U.S.-DE          100.0%
--------------------------------------------------------------------------------
Graybar Financial Services, LLC                        U.S.-DE           75.0%
--------------------------------------------------------------------------------
Grey Capital Limited                                   Barbados          63.5%
--------------------------------------------------------------------------------
Groupe Financier Laplante (1997) Inc.                   Canada           50.0%
--------------------------------------------------------------------------------
Haliburton Capital Limited                             Barbados          63.5%
--------------------------------------------------------------------------------
Hamilton Leasing Limited                                 U.K.           100.0%
--------------------------------------------------------------------------------
Highlands Insurance Company Limited                    Barbados         100.0%
--------------------------------------------------------------------------------
Hudson Shipping Co., Inc.                              U.S.-DE          100.0%
--------------------------------------------------------------------------------
Hunter Leasing Limited                                Australia         100.0%
--------------------------------------------------------------------------------
IMAC OT [trust]                                        U.S.-DE          100.0%
--------------------------------------------------------------------------------
Image Financial Services Inc.                           Canada           50.0%
--------------------------------------------------------------------------------
Interlab Holding Corp.                                 U.S.-DE          100.0%
--------------------------------------------------------------------------------
Ironbridge Capital Limited                             Barbados          63.5%
--------------------------------------------------------------------------------
ISUZU LT [trust]                                       U.S.-DE          100.0%
--------------------------------------------------------------------------------
Ittelson-Beaumont Fund                                 U.S.-NY          100.0%
--------------------------------------------------------------------------------
Jam Funding Corp.                                      U.S.-DE          100.0%
--------------------------------------------------------------------------------
Joly Capital Limited                                   Barbados          63.5%
--------------------------------------------------------------------------------
Kanata Capital Limited                                 Barbados          63.5%
--------------------------------------------------------------------------------
Memphis Peaking Power LLC                              U.S.-DE          100.0%
--------------------------------------------------------------------------------
Millenium Leasing Company I, LLC                       U.S.-DE          100.0%
--------------------------------------------------------------------------------
Millennium Leasing Company II LLC                      U.S.-DE          100.0%
--------------------------------------------------------------------------------
Montana OL1 LLC                                        U.S.-DE          100.0%
--------------------------------------------------------------------------------
Montana OP1 LLC                                        U.S.-DE          100.0%
--------------------------------------------------------------------------------
Montana OPCM1A LLC                                     U.S.-DE          100.0%
--------------------------------------------------------------------------------
Montana OPCM1B LLC                                     U.S.-DE          100.0%
--------------------------------------------------------------------------------
MultiGen LLC                                           U.S.-DE          100.0%
--------------------------------------------------------------------------------
Namekeepers LLC                                        U.S.-DE          100.0%
--------------------------------------------------------------------------------
NCT Capital Inc.                                       U.S.-DE          100.0%
--------------------------------------------------------------------------------
NCT Funding Company, L.L.C                             U.S.-DE          100.0%
--------------------------------------------------------------------------------
NCT Receivables LLC                                    U.S.-DE          100.0%
--------------------------------------------------------------------------------
New Creditcorp SPC LLC                                 U.S.-DE           50.0%
--------------------------------------------------------------------------------
Newcourt Capital USA Inc.                              U.S.-DE          100.0%
--------------------------------------------------------------------------------
Newcourt Common Holdings LLC                           U.S.-DE          100.0%
--------------------------------------------------------------------------------
Newcourt Equipment Receivables Corp.                   U.S.-DE          100.0%
--------------------------------------------------------------------------------
Newcourt Financial (Australia) Pty Limited            Australia         100.0%
--------------------------------------------------------------------------------
Newcourt Financial CIS, LLC                             Russia          100.0%
--------------------------------------------------------------------------------
Newcourt Financial Espana S.A                           Spain           100.0%
--------------------------------------------------------------------------------
Newcourt Financial Polska Sp. zo.o                      Poland          100.0%
--------------------------------------------------------------------------------
Newcourt Group (Malaysia) Sdn Bhd                      Malaysia         100.0%
--------------------------------------------------------------------------------
Newcourt Leasing Corporation                            China            55.0%
--------------------------------------------------------------------------------
Newcourt Transportation Finance of Canada Limited        U.K.           100.0%
--------------------------------------------------------------------------------
Nobrega Gas Storage LLC                                U.S.-DE          100.0%
--------------------------------------------------------------------------------
North American  Exchange, Inc.                         U.S.-DE          100.0%
--------------------------------------------------------------------------------
North Romeo Storage Corporation                        U.S.-DE          100.0%
--------------------------------------------------------------------------------
Owner-Operator Finance Company                         U.S.-DE          100.0%
--------------------------------------------------------------------------------
Pasadena Owner Participant LP                          U.S.-DE          100.0%
--------------------------------------------------------------------------------
Picker Financial Group, L.L.C                          U.S.-DE           50.0%
--------------------------------------------------------------------------------
Professional Capital Inc.                           Canada-Ontario      100.0%
--------------------------------------------------------------------------------
RockGen OL-1 LLC                                       U.S.-DE          100.0%
--------------------------------------------------------------------------------
RockGen OL-2 LLC                                       U.S.-DE          100.0%
--------------------------------------------------------------------------------
RockGen OL-3 LLC                                       U.S.-DE          100.0%
--------------------------------------------------------------------------------

                           CIT Group Inc. Subsidiaries
                                   Page 5 of 7

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                                                   Jurisdiction of    Ownership
                                                    Incorporation     Percentage
                                                   ---------------    ----------
--------------------------------------------------------------------------------
RockGen OL-4 LLC                                       U.S.-DE          100.0%
--------------------------------------------------------------------------------
Ross Shipping Co., Inc.                                U.S.-DE          100.0%
--------------------------------------------------------------------------------
SBR OP-1, LLC                                          U.S.-DE          100.0%
--------------------------------------------------------------------------------
SBR OP-2, LLC                                          U.S.-DE          100.0%
--------------------------------------------------------------------------------
SBR OP-3, LLC                                          U.S.-DE          100.0%
--------------------------------------------------------------------------------
SBR OP-4, LLC                                          U.S.-DE          100.0%
--------------------------------------------------------------------------------
Snap-On Credit LLC                                     U.S.-DE           50.0%
--------------------------------------------------------------------------------
South Point OL-1 LLC                                   U.S.-DE          100.0%
--------------------------------------------------------------------------------
South Point OL-2 LLC                                   U.S.-DE          100.0%
--------------------------------------------------------------------------------
South Point OL-3 LLC                                   U.S.-DE          100.0%
--------------------------------------------------------------------------------
South Point OL-4 LLC                                   U.S.-DE          100.0%
--------------------------------------------------------------------------------
SW Holding Corp.                                       U.S.-DE          100.0%
--------------------------------------------------------------------------------
TCC Attala OL LLC                                      U.S.-DE          100.0%
--------------------------------------------------------------------------------
TCC Attala OP LLC                                      U.S.-DE          100.0%
--------------------------------------------------------------------------------
The Capita Corporation de Mexico S.A. de C.V            Mexico          100.0%
--------------------------------------------------------------------------------
The Capita Corporation do Brasil Ltda                   Brazil          100.0%
--------------------------------------------------------------------------------
The CIT GP Corporation                                 U.S.-IL          100.0%
--------------------------------------------------------------------------------
The CIT GP Corporation II                              U.S.-DE          100.0%
--------------------------------------------------------------------------------
The CIT GP Corporation III                             U.S.-DE          100.0%
--------------------------------------------------------------------------------
The CIT GP Corporation V                               U.S.-DE          100.0%
--------------------------------------------------------------------------------
The CIT Group Foundation, Inc. [Not-for-profit]        U.S.-NY          100.0%
--------------------------------------------------------------------------------
The CIT Group Securitization Corporation               U.S.-DE          100.0%
--------------------------------------------------------------------------------
The CIT Group Securitization Corporation II            U.S.-DE          100.0%
--------------------------------------------------------------------------------
The CIT Group Securitization Corporation III           U.S.-DE          100.0%
--------------------------------------------------------------------------------
The CIT Group Securitization Corporation IV            U.S.-DE          100.0%
--------------------------------------------------------------------------------
The CIT Group/BC Securities Investment, Inc.           U.S.-NJ          100.0%
--------------------------------------------------------------------------------
The CIT Group/BCC, Inc. (Ill.)                         U.S.-DE          100.0%
--------------------------------------------------------------------------------
The CIT Group/Business Credit, Inc.                    U.S.-NY          100.0%
--------------------------------------------------------------------------------
The CIT Group/Capital Finance, Inc.                    U.S.-DE          100.0%
--------------------------------------------------------------------------------
The CIT Group/Capital Transportation, Inc.             U.S.-DE          100.0%
--------------------------------------------------------------------------------
The CIT Group/CmS Securities Investment, Inc.          U.S.-NJ          100.0%
--------------------------------------------------------------------------------
The CIT Group/Commercial Services (Asia), Limited     Hong Kong         100.0%
--------------------------------------------------------------------------------
The CIT Group/Commercial Services, Inc.                U.S.-NY          100.0%
--------------------------------------------------------------------------------
The CIT Group/Commercial Services, Inc. (Ill.)         U.S.-DE          100.0%
--------------------------------------------------------------------------------
The CIT Group/Commercial Services, Inc. (Va.)          U.S.-DE          100.0%
--------------------------------------------------------------------------------
The CIT Group/Consumer Finance, Inc.                   U.S.-DE          100.0%
--------------------------------------------------------------------------------
The CIT Group/Consumer Finance, Inc.(NY)               U.S.-NY          100.0%
--------------------------------------------------------------------------------
The CIT Group/Consumer Finance, Inc.(TN)               U.S.-DE          100.0%
--------------------------------------------------------------------------------
The CIT Group/Corporate Aviation, Inc.                 U.S.-DE          100.0%
--------------------------------------------------------------------------------
The CIT Group/Equipment Financing, Inc.                U.S.-DE          100.0%
--------------------------------------------------------------------------------
The CIT Group/Equity Investments, Inc.                 U.S.-NJ          100.0%
--------------------------------------------------------------------------------
The CIT Group/Factoring One, Inc.                      U.S.-NY          100.0%
--------------------------------------------------------------------------------
The CIT Group/FM Securities Investment, Inc.           U.S.-NJ          100.0%
--------------------------------------------------------------------------------
The CIT Group/LsC Securities Investment, Inc.          U.S.-NJ          100.0%
--------------------------------------------------------------------------------
The CIT Group/Sales Financing, Inc.                    U.S.-DE          100.0%
--------------------------------------------------------------------------------
The CIT Group/Securities Investment, Inc.              U.S.-DE          100.0%
--------------------------------------------------------------------------------
The CIT Group/Venture Capital, Inc.                    U.S.-NJ          100.0%
--------------------------------------------------------------------------------
The Equipment Insurance Company                        U.S.-VT          100.0%
--------------------------------------------------------------------------------
Torontosudden Limited                                    U.K.           100.0%
--------------------------------------------------------------------------------
Wajax Finance Ltd.                                  Canada-Ontario      100.0%
--------------------------------------------------------------------------------
Waste to Energy II LLC                                 U.S.-DE           50.0%
--------------------------------------------------------------------------------
WBH Generating Company, LLC                            U.S.-DE          100.0%
--------------------------------------------------------------------------------
Wellington Capital Corporation                         Barbados         100.0%
--------------------------------------------------------------------------------
Western Star Finance (Australia) Pty Ltd.             Australia         100.0%
--------------------------------------------------------------------------------

                           CIT Group Inc. Subsidiaries
                                   Page 6 of 7

--------------------------------------------------------------------------------
                                                   Jurisdiction of    Ownership
                                                    Incorporation     Percentage
                                                   ---------------    ----------
--------------------------------------------------------------------------------
Western Star Finance, Inc.                             U.S.-DE          100.0%
--------------------------------------------------------------------------------
Worrell Capital Limited                                Barbados         100.0%
--------------------------------------------------------------------------------
YNZF Limited                                         New Zealand        100.0%
--------------------------------------------------------------------------------

                           CIT Group Inc. Subsidiaries
                                   Page 7 of 7